Supplement to the
Fidelity® Series 1000 Value Index Fund
March 31, 2018
STATEMENT OF ADDITIONAL INFORMATION

Effective May 31, 2018, Fidelity® Series 1000 Value Index Fund has been renamed Fidelity® Series Large Cap Value Index Fund. As a result, all references to Fidelity® Series 1000 Value Index Fund in the SAI are replaced with Fidelity® Series Large Cap Value Index Fund.

XS6B-18-01 1.9857687.106	May 31, 2018